SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 14, 2003

                                 ---------------


                               WEST COAST BANCORP
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     0-10997
                                (SEC File Number)

                                   93-0810577
                        (IRS Employer Identification No.)

           5335 Meadows Road, Suite 201
           Lake Oswego, Oregon                                         97035
           (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 684-0884



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) The following exhibit is included with this report:

               99.1   Press release issued on October 14, 2003

Item 9.  Regulation FD Disclosure.

         On October 14, 2003, West Coast Bancorp issued a press release discussing operating results for the third quarter and first nine months of 2003. The press release included as Exhibit 99.1 and the discussion included in this Item are intended to be included under "Item 12. Results of Operations and Financial Condition" and are included under this Item 9 in accordance with Securities and Exchange Commission ("SEC") Release No. 33-8216.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WEST COAST BANCORP


Dated:  October 16, 2003           By: /s/ Richard R. Rasmussen
                                       -----------------------------------------
                                       Richard R. Rasmussen
                                       Executive Vice President, General Counsel
                                        and Secretary